SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 22, 1996


                                 CONSYGEN, INC.
                                 --------------
             (Exact Name of Registrant as Specified in Its Charter)


      Texas                      0-17598                        76-0260145
      -----                      -------                        ----------

  (State or Other              (Commission                    (I.R.S. Employer
    Jurisdiction               File Number)                  Identification No.)
 of Incorporation)


  10201 S. 51st Street, Suite 140, Phoenix, AZ                        85044
  --------------------------------------------                        -----
    (Address of Principal Executive Offices)                        (Zip Code)


                                 (602) 496-4545
                                 --------------
               Registrant's telephone number, including area code


          (Former Name or Former Address, If Changed Since Last Report)







ITEM 4.   CHANGE IN REGISTRANTS CERTIFYING ACCOUNTANT

         On  September  5,  1996,  the  Registrant  acquired  all the issued and outstanding capital stock of ConSyGen, Inc. (the "Acquired Company"). On or around October 21, 1996, Arthur Andersen LLP ("Arthur Andersen") was engaged to perform an audit of the financial statements of the Acquired Company. On or around November 22, 1996, Arthur Andersen informed the Registrant that it did not wish to continue its relationship with the Registrant because Arthur Andersen did not believe that management's business philosophy was such that Arthur Andersen could develop the kind of relationship with management of the Registrant that Arthur Andersen believes is necessary for a long term client/auditor relationship.

         There were no disagreements between Arthur Andersen and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b)  Exhibits.

                Exhibit No.         Description of Exhibit

                   16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission*







*To be filed by Amendment.








                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ConSyGen, Inc.
                                 --------------
                                 (Registrant)


Date:  January 3, 1997                          /s/Robert L. Stewart
                                                 --------------------
                                                 Robert L. Stewart
                                                 (President)







                                  EXHIBIT INDEX

EXHIBIT NO.                 DESCRIPTION OF EXHIBIT

            16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission*







*To be filed by Amendment.